UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2009

JAKKS PACIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-28104 (Commission File Number)	95-4527222 (I.R.S. Employer Identification No.)

22619 Pacific Coast Highway Malibu, California (Address of principal executive offices)	90265 (Zip Code)

Registrant's telephone number, including area code: (310) 456-7799

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

JAKKS PACIFIC, INC.
INDEX TO FORM 8-K
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
MAY 20, 2009

ITEMS IN FORM 8-K

		Page

Facing Page		1

Item 8.01	Other Events	3

Signatures		4

Exhibit Index

Item 8.01                      Other Events

     On May 20, 2009, we issued a press release announcing the issuance of a decision by the United States Court of Appeals with respect to our lawsuit with World Wrestling Entertainment, Inc.  A copy of such release is annexed hereto as an exhibit.

Item 9.01.  Financial Statements and Exhibits

(c)	Exhibits

	Exhibit	Description

	99.1	May 20, 2009 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAKKS PACIFIC, INC.

Dated: May 20, 2009	By:	/s/ Joel M. Bennett
Joel M. Bennett
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit	Description

99.1	May 20, 2009 Press Release